[KPMG LOGO]                                                        EXHIBIT 23(A)

The Board of Directors
Citizens, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Form S-3.


                                            /s/ KPMG Peat Marwick LLP
                                            KPMG PEAT MARWICK LLP


Dallas, Texas
August 24, 1995